Exhibit 99.1

       Insurance Auto Auctions Announces First Quarter Results

    WESTCHESTER, Ill.--(BUSINESS WIRE)--April 28, 2005--Insurance Auto Auctions, Inc. (Nasdaq:IAAI), a leading provider of automotive salvage and claims processing services in the United States, today reported higher net earnings for the quarter ended March 27, 2005. The Company recorded net earnings of $5.0 million, or $0.41 per diluted share, versus net earnings of $2.3 million, or $0.20 per diluted share, for the same quarter a year ago. Revenues for the quarter were $70.9 million compared with $57.2 million in the first quarter of 2004. Fee income in the first quarter increased to $61.1 million versus $50.1 million in the first quarter of last year.
    "We are pleased to announce first quarter sales and earnings results that were much improved over the prior year," said Tom O'Brien, CEO. "We continued to gain traction in the marketplace, producing another quarter of solid growth over the prior year and significantly higher returns generated for our customers. Our bidding platform, utilizing live auctions complemented with a real-time Internet bidding capability, has been gaining further acceptance by our buyers as well as our insurance company suppliers, which is being reflected in our financial results."
    In addition to being positively received by its customers in the past several quarters, IAA's innovative technology was given greater external recognition during the quarter. IAA recently announced that it had received a coveted Laureate from the ComputerWorld Honors Program, which identifies "those organizations whose use of information technology has been especially noteworthy for the originality of its conception, the breadth of its vision and the significance of its benefit to society." IAA's nomination was awarded in the category of Finance, Insurance and Real Estate companies for its visionary use of wireless technology. In addition, IAA and Auction Management Solutions, Inc. (AMS) announced that AMS has been granted a United States patent for its OnLine Ringman(SM) technology. This technology is used to power IAA's online bidding product, I-bid LIVE(SM), which allows buyers to join live auctions through any Internet-enabled computer and bid along with both live local bidders and other Internet bidders.
    Commenting on the Company's recent recognitions and its overall technology success, O'Brien said, "We are honored to be recognized as having innovative and value-added technology. Our company-wide IT system has been widely accepted by our employees, buyers and suppliers because it has significantly improved the way we run our business and the tools and services we are able to offer. We expect to continue building off of our recent IT success by further leveraging our technology to generate additional improvements to our suite of value-added products."
    O'Brien concluded, "We have clearly started the year off right by executing on our strategy and remaining focused on generating higher returns. Our comprehensive bidding platform has encouraged new buyers to participate in our auctions, either in person or remotely through the Internet, driving greater participation rates and higher selling prices for our suppliers. While we did not add any new branches during the quarter, we remain committed to evaluating expansion opportunities that fit strategically into our geographic coverage. In addition, we will continue to listen to the needs of our customers and leverage our technology in an effort to further improve our service offering and suite of products."

    Definitive Merger Agreement

    On February 23, 2005, IAA announced the signing of a definitive merger agreement to be acquired by affiliates of Kelso & Company, a New York based private equity investment firm. The closing of the transaction is subject to certain terms and conditions customary for transactions of this type, including stockholder approval and the completion of financing. Stockholder approval has been solicited by IAA by means of a proxy statement, which was mailed to IAA stockholders upon the completion of the required Securities and Exchange Commission filing and review process. Additional information regarding the announcement was released in a Form 8-K filed in conjunction with that announcement.

    About Insurance Auto Auctions, Inc.

    Insurance Auto Auctions, Inc., founded in 1982, a leader in automotive total loss and specialty salvage services in the United States, provides insurance companies with cost-effective, turnkey solutions to process and sell total-loss and recovered-theft vehicles. The Company currently has 78 sites across the United States.

    Safe Harbor Statement

    This Report contains forward-looking statements that are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. In some cases, you can identify forward looking statements by use of words such as "may, will, should, anticipates, believes, expects, plans, future, intends, could, estimate, predict, projects, targeting, potential or contingent," the negative of these terms or other similar expressions. The Company's actual results could differ materially from those discussed or implied herein. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the Company's annual report on Form 10-K for the fiscal year ended December 26, 2004 and subsequent quarterly reports. You should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, the Company undertakes no obligation to publish, update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

    Additional information about Insurance Auto Auctions, Inc. is available on the World Wide Web at www.iaai.com

    Financial Tables Follow...



                     INSURANCE AUTO AUCTIONS, INC.
                           AND SUBSIDIARIES

            Condensed Consolidated Statements of Operations
       (dollars in thousands except earnings per share amounts)


                                                Three Months Ended
                                             -------------------------
                                               March 27,    March 28,
                                                 2005         2004
                                                     Unaudited
Revenues:
   Vehicle sales                                  $9,843       $7,127
   Fee income                                     61,100       50,064
                                             ------------ ------------
                                                  70,943       57,191
Cost of sales:
   Vehicle cost                                    8,465        5,984
   Branch cost                                    42,677       38,395
                                             ------------ ------------
                                                  51,142       44,379
                                             ------------ ------------

       Gross profit                               19,801       12,812

Operating expense:
   Selling, general and administrative            11,282        8,480
   Gain on sales of property plant and
    equipment                                        (32)          (2)
                                             ------------ ------------

       Earnings from operations                    8,551        4,334

Other (income) expense:
   Interest expense                                  419          477
   Other income                                      (32)         (10)
                                             ------------ ------------

       Earnings before income taxes                8,164        3,867

Provision for income taxes                         3,143        1,566
                                             ------------ ------------

       Net earnings                               $5,021       $2,301
                                             ============ ============

Net earnings per share:
   Basic                                            $.43         $.20
                                             ============ ============
   Diluted                                          $.41         $.20
                                             ============ ============

Weighted average shares outstanding:
   Basic                                          11,607       11,537
   Effect of dilutive securities                     686          132
                                             ------------ ------------
   Diluted                                        12,293       11,669
                                             ============ ============



                     INSURANCE AUTO AUCTIONS, INC.
                           AND SUBSIDIARIES

                 Condensed Consolidated Balance Sheets
            (dollars in thousands except per share amounts)

                                               March 27,  December 26,
                                                 2005         2004
                                             ------------ ------------
ASSETS                                        (unaudited)
Current assets:
   Cash                                          $21,834      $13,325
   Accounts receivable, net                       51,169       50,443
   Inventories                                    15,539       14,498
   Deferred income taxes                           5,296        4,693
   Other current assets                            3,504        1,613
                                             ------------ ------------
       Total current assets                       97,342       84,572
                                             ------------ ------------
Property and equipment, net                       74,716       74,684
Deferred income taxes                              6,613        6,481
Intangible assets, net                             1,604        1,747
Goodwill                                         137,494      137,494
Other assets                                         562          482
                                             ------------ ------------
                                                $318,331     $305,460
                                             ============ ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                              $40,970      $38,505
   Accrued liabilities                            12,565       13,513
   Obligations under capital leases                  807        1,094
   Income taxes payable                            4,013        1,067
   Obligation under line of credit                 9,000        6,000
   Current installments of long-term debt          7,500        7,512
                                             ------------ ------------
       Total current liabilities                  74,855       67,691
                                             ------------ ------------

Deferred income taxes                             21,479       20,729
Other liabilities                                  4,613        4,353
Obligation under capital leases                      570          661
Long-term debt, excluding current
 installments                                      7,500        9,375
                                             ------------ ------------
       Total liabilities                         109,017      102,809
                                             ------------ ------------

Shareholders' equity:
   Preferred stock, par value of $.001 per
    share Authorized 5,000,000 shares; none
    issued                                             -            -
   Common stock, par value of $.001 per share
       Authorized 20,000,000 shares;
        12,760,498 shares issued and
        11,622,661 outstanding as of
        March 27, 2005; and 12,709,758
        shares issued and 11,569,156
        outstanding as of December 26, 2004           12           12
   Additional paid-in capital                    152,636      151,793
   Treasury stock, 906,562 shares at
    March 27, 2005 and 906,480 shares
    at December 26, 2004                          (9,638)      (9,637)
   Deferred compensation related to
    restricted stock                              (3,648)      (4,343)
   Accumulated other comprehensive income
    (loss)                                           (81)        (186)
   Retained earnings                              70,033       65,012
                                             ------------ ------------
       Total shareholders' equity                209,314      202,651
                                             ------------ ------------
                                                $318,331     $305,460
                                             ============ ============



                     INSURANCE AUTO AUCTIONS, INC.
                           AND SUBSIDIARIES

            Condensed Consolidated Statements of Cash Flows
                        (dollars in thousands)

                                                 Three Months Ended
                                             -------------------------
                                               March 27,    March 28,
                                                 2005         2004
                                             ------------ ------------
                                                    (unaudited)

Cash flows from operating activities:
Net earnings                                      $5,021       $2,301
Adjustments to reconcile net earnings to net
 cash provided by operating activities:
   Depreciation and amortization                   3,203        3,243
   Gain on disposal of fixed assets                  (32)          (2)
   Deferred compensation related to
    restricted stock                                 695           57
   Deferred income taxes                              15          392
   Tax benefit related to employee stock
    compensation                                      94            -

   Changes in assets and liabilities
    (excluding effects of acquired
    companies):
     (Increase) decrease in:
       Accounts receivable, net                     (726)      (2,045)
       Inventories                                (1,041)      (1,285)
       Other current assets                       (1,891)         353
       Other assets                                  (80)        (117)
     Increase (decrease) in:
       Accounts payable                            2,465        5,069
       Accrued liabilities                          (583)      (1,338)
       Income taxes, net                           2,946        2,117
                                             ------------ ------------
   Net cash provided by operating activities      10,086        8,745
                                             ------------ ------------

Cash flows from investing activities:
 Capital expenditures                             (3,148)      (5,417)
 Proceeds from disposal of property and
  equipment                                           88          180
                                             ------------ ------------
    Net cash used in investing activities         (3,060)      (5,237)
                                             ------------ ------------

Cash flows from financing activities:
 Proceeds from issuance of common stock              749          259
 Proceeds from short-term borrowings               3,000        7,000
 Principal payments on long-term debt             (1,887)      (1,886)
 Purchase of treasury stock                           (1)           -
 Principal payments - capital leases                (378)        (712)
                                             ------------ ------------
Net cash provided by financing activities          1,483        4,661
                                             ------------ ------------

Net increase in cash                               8,509        8,169

Cash at beginning of period                       13,325       15,486
                                             ------------ ------------

Cash at end of period                            $21,834      $23,655
                                             ============ ============

Supplemental disclosures of cash flow
 information:
 Cash paid or refunded during the period for:
   Interest                                         $370         $656
                                             ============ ============
   Income taxes paid                                $154           $2
                                             ============ ============
   Income taxes refunded                              $2       $1,011
                                             ============ ============
 Non-cash financing activities:
   Property and equipment additions resulting
    from capital leases                               $-           $-
                                             ============ ============

    CONTACT: Insurance Auto Auctions, Inc.
             Scott Pettit, 847-839-4040
             www.iaai.com
             or
             Ashton Partners
             Chris Kettmann, 312-553-6716